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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 1999

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)
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


           Delaware                            1-8597                              94-2657368
(State or other jurisdiction          (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)

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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On December 8, 1999, The Cooper Companies, Inc. (the "Company") issued a press release announcing that its CooperSurgical ("CSI") unit had completed the purchase of a group of women's health care products from BEI Medical Systems Company, Inc. (NASDAQ: BMED).

On December 13, 1999, the Company issued a press release announcing its fiscal fourth quarter and 1999 results.

On December 14, 1999, the Company issued a press release announcing that CSI had agreed to purchase certain assets of Leisegang Medical, Inc., a leading designed and manufacturer of precision instrumentation for the women's healthcare market.

These three press releases are filed as exhibits to and incorporated by reference into this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.
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

Exhibit
  No.             Description
-------          ------------


99.1     Press Release dated December 8, 1999 of The Cooper Companies, Inc.

99.2     Press Release dated December 13, 1999 of The Cooper Companies, Inc.

99.3     Press Release dated December 14, 1999 of The Cooper Companies, Inc.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.

                                          By   /s/ Stephen C. Whiteford
                                            --------------------------------
                                               Stephen C. Whiteford
                                               Vice President and
                                               Corporate Controller
                                               (Principal Accounting Officer)

Dated:  December 17, 1999




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                                  EXHIBIT INDEX
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

Exhibit                                                          Sequentially
  No.    Description                                             Numbered Page
  ---    -----------                                             -------------

99.1     Press Release dated December 8, 1999 of
         The Cooper Companies, Inc.

99.2     Press Release dated December 13, 1999 of
         The Cooper Companies, Inc.

99.3     Press Release dated December 14, 1999 of
         The Cooper Companies, Inc.
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                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'
The registered trademark symbol shall be expressed as...................... 'r'